Intangible Asset, Net	12 Months Ended
Jun. 30, 2025
Intangible Asset, Net [Abstract]
INTANGIBLE ASSET, NET
9.	INTANGIBLE ASSET, NET

As of June 30, 2025 and 2024, intangible assets, net consisted of the following:

	As of June 30,
	2025	2024
Copyright licenses	1,987,716	$1,959,379
Total	1,987,716	1,959,379
Less: accumulated amortization	(911,036)	(898,049)
Less: impairment for production copyright	(1,076,680)	(1,061,330)
Intangible asset, net	-	$-

Copyright Licenses of Move it

Currently, the MOVE IT project is losing money, and the carrying value of the amortizable intangible asset could not be recoverable due to the poor financial performance, including declining customer numbers. As of June 30, 2025, the production copyright was fully impaired.

For the fiscal years ended June 30, 2025, 2024, and 2023, amortization expense amounted to $nil, $8,074, and $915,155, respectively.